UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 13, 2009
(Date of earliest event reported)
HealthMarkets, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14953	75-2044750
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

9151 Boulevard 26, North Richland Hills, Texas	76180
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 255-5200
(former name and address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On January 13, 2009, Matthew S. Kabaker, a director of HealthMarkets, Inc. (the “Company”), notified the Company that he is resigning from the Board of Directors of the Company, effective January 16, 2009. In accordance with the Company’s stockholders agreement, certain directors of the Company are nominated or designated by investment affiliates of The Blackstone Group (“Blackstone”), Goldman Sachs Capital Partners and DLJ Merchant Banking Partners. Mr. Kabaker was nominated to the Board of Directors by Blackstone and is resigning because he will no longer be employed by Blackstone.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HEALTHMARKETS, INC.
By:	/s/ Steven P. Erwin
	Name:	Steven P. Erwin
	Title:	Executive Vice President & Chief Financial Officer

Dated: January 20, 2009